EXECUTION COPY

PURCHASE AGREEMENT dated as of May 1, 2008 among FRANKLIN CAPITAL CORPORATION, a Utah corporation (“FCC”), FRANKLIN SPE LLC, a Delaware limited liability company (“Franklin SPE” and together with FCC, the “Sellers”), and FRANKLIN RECEIVABLES LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, in the regular course of its business, FCC has purchased certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks from motor vehicle dealers (the “Contracts”) and Franklin SPE has acquired certain of those Contracts from FCC; and

WHEREAS, each Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be sold by the Sellers to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to Franklin Auto Trust 2008-A (the “Trust”), and the Trust will issue eight classes of Asset-Backed Notes (the “Notes”), which will be debt of the Trust, and Certificates representing the ownership interest in the Trust (the “Certificates”).

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

Certain Definitions

Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement.  As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Agreement” shall mean this Purchase Agreement, as the same may be amended and supplemented from time to time.

“Assignment” shall collectively mean the document of assignment attached to this Agreement as Exhibit A.

“Certificateholder” means a holder of a Certificate.

“Closing Date” shall mean June 13, 2008.

“Collections” shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

“Computer Tape” means the computer tapes or other electronic media furnished by FCC to the Purchaser describing certain characteristics of the Receivables.

“Conveyed Property” shall have the meaning ascribed to such term in Section 2.01(b).

“Cutoff Date” shall mean May 1, 2008.

“FCC” shall mean Franklin Capital Corporation, a Utah corporation, its successors and assigns.

“FCC Receivables” shall mean the Receivables listed on Schedule A hereto on the Closing Date.

“Franklin SPE” shall mean Franklin SPE LLC, a Delaware limited liability company, its successors or assigns.

“Franklin SPE Receivables” shall mean the Receivables listed on Schedule B hereto on the Closing Date.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Noteholder” means a holder of a Note.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Prospectus” shall mean the Prospectus (as defined in the Underwriting Agreement).

“Purchase Amount” means, with respect to any Receivable required to be repurchased by FCC pursuant to Section 6.02 of this Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof and (ii) all accrued and unpaid interest thereon (including one month’s interest thereon, in the month of payment, at the APR less, so long as Franklin Capital is the Servicer, the Base Servicing Fee).

“Purchaser” shall mean Franklin Receivables LLC, a Delaware limited liability company, its successors and assigns.

“Receivable” shall mean any Contract listed on Schedule A or Schedule B hereto (which Schedule may be in the form of microfiche).

“Repurchase Event” shall have the meaning specified in Section 6.02.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement dated as of May 1, 2008 among the Trust, as issuer, Franklin Receivables LLC, as depositor, Franklin Capital Corporation, as servicer and sponsor, and Franklin Resources, Inc., as representative, as the same may be amended and supplemented from time to time.

“Schedule of Receivables” shall mean the lists of Receivables annexed hereto as Schedule A and Schedule B.

“Trust” shall mean Franklin Auto Trust 2008-A.

“Underwriting Agreement” shall mean the Underwriting Agreement dated June 6, 2008 among Citigroup Global Markets Inc., the Purchaser and FCC.

ARTICLE II

Conveyance of Receivables

SECTION 2.01.

Conveyance of Receivables.

(a)

In consideration of the Purchaser’s delivery to or upon the order of FCC of $22,565,913.53, FCC does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of FCC in and to (collectively, the “FCC Conveyed Property”):

(i)

the FCC Receivables and all monies received thereunder on and after the Cutoff Date;

(ii)

the security interests in the Financed Vehicles granted by Obligors pursuant to the FCC Receivables and any other interest of FCC in such Financed Vehicles;

(iii)

any proceeds with respect to the FCC Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the FCC Receivables;

(iv)

any proceeds from any FCC Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

(v)

any extended warranty service contracts on the related Financed Vehicles;

(vi)

the related Receivables Files; and

(vii)

the proceeds of any and all of the foregoing.

(b)

In consideration of the Purchaser’s delivery to or upon the order of Franklin SPE of $462,845,032.75, Franklin SPE does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of Franklin SPE in and to (collectively, the “Franklin SPE Conveyed Property” and together with the FCC Conveyed Property, the “Conveyed Property” ):

(i)

the Franklin SPE Receivables and all monies received thereunder on and after the Cutoff Date;

(ii)

the security interests in the Financed Vehicles granted by Obligors pursuant to the Franklin SPE Receivables and any other interest of Franklin SPE in such Financed Vehicles;

(iii)

any proceeds with respect to the Franklin SPE Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Franklin SPE Receivables;

(iv)

any proceeds from any Franklin SPE Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

(v)

any extended warranty service contracts on the related Financed Vehicles;

(vi)

the related Receivables Files; and

(vii)

the proceeds of any and all of the foregoing.

SECTION 2.02.

[Reserved].

SECTION 2.03.

The Closing.  The sale and purchase of the Receivables shall take place at a closing (the “Closing”) at the offices of McKee Nelson LLP, One Battery Park Plaza, 34th Floor, New York, New York  10004 on the Closing Date, simultaneously with the closings under the Sale and Servicing Agreement.

ARTICLE III

Representations and Warranties

SECTION 3.01.

Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants to the Sellers as of the date hereof and as of the Closing Date:

(i)

Organization and Good Standing.  The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(ii)

Due Qualification.  The Purchaser is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(iii)

Power and Authority.  The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary action.

(iv)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement) nor violate any law or, to the best of the Purchaser’s knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

(v)

No Proceedings.  There are no proceedings or investigations pending or, to the Purchaser’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties:  (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

SECTION 3.02.

Representations and Warranties of FCC and Franklin SPE.

(a)

FCC hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

(i)

Organization and Good Standing.  FCC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Utah, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the FCC Receivables.

(ii)

Due Qualification.  FCC is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, without limitation, the origination and servicing of the Receivables) shall require such qualifications.

(iii)

Power and Authority.  FCC has the power and authority to execute and deliver this Agreement and to carry out its terms; FCC has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by FCC by all necessary corporate action.

(iv)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) or both a default under, the articles of incorporation or by-laws of FCC, or any indenture, agreement or other instrument to which FCC is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of FCC’s knowledge, any order, rule or regulation applicable to FCC of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over FCC or its properties.

(v)

No Proceedings.  To FCC’s best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over FCC or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by FCC of its obligations under, or the validity or enforceability of, this Agreement.

(b)

Franklin SPE hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

(i)

Organization and Good Standing.  Franklin SPE has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Franklin SPE Receivables.

(ii)

Due Qualification.  Franklin SPE is duly qualified to do business as a foreign limited liability company and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(iii)

Power and Authority.  Franklin SPE has the power and authority to execute and deliver this Agreement and to carry out its terms; Franklin SPE has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by Franklin SPE by all necessary action.

(iv)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of Franklin SPE, or any indenture, agreement or other instrument to which Franklin SPE is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of Franklin SPE’s knowledge, any order, rule or regulation applicable to Franklin SPE of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin SPE or its properties.

(v)

No Proceedings.  To Franklin SPE’s best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Franklin SPE or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Franklin SPE of its obligations under, or the validity or enforceability of, this Agreement.

(c)

FCC represents to the Purchaser that, as of the applicable dates set forth in Section 3.1 of the Sale and Servicing Agreement, each of the representations with respect to the Receivables set forth in said section is hereby made by FCC to the Purchaser as if the same were fully set forth herein.  FCC makes all the representations and warranties, except for the representation in Section 3.1(a) of the Sale and Servicing Agreement, relating to the Franklin SPE Receivables, on behalf of Franklin SPE as Servicer of the Franklin SPE Receivables.  Franklin SPE represents to the Purchaser that, as of the applicable dates set forth in Section 3.1 of the Sale and Servicing Agreement, the representations set forth in Section 3.1(a) of the Sale and Servicing Agreement with respect to the Franklin SPE Receivables is hereby made by Franklin SPE to the Purchaser as if the same were fully set forth herein.

ARTICLE IV

Conditions

SECTION 4.01.

Conditions to Obligation of the Purchaser.  The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

(i)

Representations and Warranties True.  The representations and warranties of each Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and each Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

(ii)

Computer Files Marked.  Each Seller shall, if applicable, at its own expense, on or prior to the Closing Date, indicate in its computer files that receivables created in connection with the applicable Receivables have been sold to the Purchaser pursuant to this Agreement and deliver or cause to be delivered to the Purchaser the applicable Schedule of Receivables certified by the Chairman, the President, a Vice President or the Treasurer, or an authorized officer of its managing member, as applicable, to be true, correct and complete.

(iii)

Documents To Be Delivered by each Seller at the Closing.

(a)

The Assignment.  At the Closing, each Seller will execute and deliver an Assignment.  The Assignment shall be substantially in the form of Exhibit A hereto.

(b)

Evidence of UCC Filing.  On or prior to the Closing Date each Seller shall record and file, at its own expense, a UCC-l financing statement with the Utah Department of Commerce, Division of Corporations and Commercial Code or the Secretary of State of Delaware, as applicable, authorized by the applicable Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, describing the applicable Receivables and the other property included in the Trust Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser.  Each Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on the Closing Date.

(c)

Other Documents.  Each Seller shall execute and/or deliver such other documents as the Purchaser may reasonably request.

(iv)

Other Transactions.  The transactions contemplated by the Sale and Servicing Agreement to be consummated on the Closing Date shall be consummated on such date.

SECTION 4.02.

Conditions to Obligation of the Sellers.  The obligation of each Seller to sell the applicable Receivables to the Purchaser is subject to the satisfaction of the following conditions:

(i)

Representations and Warranties True.  The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and each Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

(ii)

Receivables Purchase Price.  On the Closing Date, the Purchaser shall have delivered to each Seller the applicable purchase price specified in Section 2.01 of this Agreement.

ARTICLE V

Covenants of the Seller

Each Seller agrees with the Purchaser, with respect to itself only, as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

SECTION 5.01.

Protection of Right, Title and Interest.  (i)  Filings.  The Sellers shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the applicable Receivables and the other applicable Conveyed Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other applicable Conveyed Property.  The Sellers shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing.  The Purchaser shall cooperate fully with the Sellers in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(ii)

Name Change.  Within 15 days after any Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, such Seller shall give the Purchaser notice of any such change, and no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser’s interest in the applicable Conveyed Property.

SECTION 5.02.

Other Liens or Interests.  Except for the conveyances hereunder, and pursuant to the Sale and Servicing Agreement, neither Seller will sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the applicable Receivables or any other applicable Conveyed Property, and each Seller shall defend the right, title and interest of the Purchaser in, to and under the applicable Receivables and the other applicable Conveyed Property against all claims of third parties claiming through or under such Seller; provided, however, that each Seller’s obligations under this Section shall terminate upon the termination of the Trust pursuant to the Sale and Servicing Agreement.

SECTION 5.03.

Jurisdiction of Incorporation.  Each Seller shall have an obligation to give the Owner Trustee, the Indenture Trustee and the Indenture Administrator at least 60 days’ prior written notice of any change of its “location” (determined as provided in Section 9-307 of the UCC or any successor provision) or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.

SECTION 5.04.

Costs and Expenses.  Each Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser’s right, title and interest in and to the applicable Receivables.

SECTION 5.05.

Sale.  It is the intention of FCC and Franklin SPE that the transfer and assignment contemplated by this Agreement shall constitute a sale of the FCC Receivables and Franklin SPE Receivables, respectively, and other applicable Conveyed Property from the respective Seller to the Purchaser and the beneficial interest in and title to the applicable Receivables and the other applicable Conveyed Property shall not be part of the applicable Seller’s estate in the event of the filing of a bankruptcy petition by or against such Seller under any bankruptcy, insolvency or similar law.  In the event that, notwithstanding the intent of the Sellers, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement, and each Seller hereby grants to the Purchaser a security interest in all of each Seller’s right, title and interest in, to and under the Receivables and the other Conveyed Property, whether now owned or existing or hereafter acquired or arising.

ARTICLE VI

Miscellaneous Provisions

SECTION 6.01.

Obligations of Sellers.  The obligations of the Sellers under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 6.02.

Repurchase Events.  FCC hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trust, the Indenture Trustee, the Indenture Collateral Agent, the Noteholders and the Certificateholders that the occurrence of a breach of any of FCC’s or Franklin SPE’s representations and warranties contained in Section 3.02(c) shall constitute events obligating FCC to repurchase Receivables hereunder (“Repurchase Events”), at the Purchase Amount from the Purchaser or from the Trust, as applicable, unless such breach shall have been cured pursuant to Section 3.2 of the Sale and Servicing Agreement.  The repurchase obligation of FCC shall constitute the sole remedy to the Purchaser, the Trust, the Indenture Trustee, the Noteholders or the Certificateholders against either Seller with respect to any Repurchase Event.

SECTION 6.03.

Purchaser Assignment of Repurchased Receivables.  With respect to all Receivables repurchased by FCC pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to FCC all the Purchaser’s right, title and interest in and to such Receivables, and all security and documents relating thereto.

SECTION 6.04.

[Reserved].

SECTION 6.05.

Trust.  The Sellers acknowledge and agree that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables, and the other Conveyed Property to the Trust and assign its rights under this Agreement to the Trust and, pursuant to the Indenture, the Issuer will pledge the Receivables and the other Conveyed Property to the Indenture Collateral Agent, for the benefit of the Issuer Secured Parties, and (b) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including those under Section 6.02, are intended to benefit the Trust, the Noteholders and the Certificateholders.  The Sellers hereby consent to all such sales and assignments and agree that enforcement of a right or remedy hereunder by the Indenture Collateral Agent, the Indenture Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the applicable Seller.

SECTION 6.06.

Amendment.  This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, by a written amendment duly executed and delivered by each Seller and the Purchaser, without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder.  This Agreement may also be amended by each Seller and the Purchaser, with prior written notice to the Rating Agencies, with the consent of the holders of Notes evidencing at least a majority of the outstanding principal amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes.

SECTION 6.07.

Accountants’ Letters.  (a)  PricewaterhouseCoopers LLP will review the characteristics of the Receivables described in the Schedule of Receivables set forth as Schedules A and B hereto and will compare those characteristics to the information with respect to the Receivables contained in the Preliminary Prospectus Supplement dated June 5, 2008 and the final Prospectus Supplement dated June 6, 2008; (b) the Sellers will cooperate with the Purchaser and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above and to deliver the letters required of them under the Underwriting Agreement; (c) PricewaterhouseCoopers LLP will deliver to the Purchaser (i) a letter, dated the date of the Preliminary Prospectus Supplement, in the form previously agreed to by the Sellers and the Purchaser, with respect to the financial and statistical information contained in the Preliminary Prospectus Supplement dated June 5, 2008 and with respect to such other information as may be agreed in the form of the letter and (ii) a letter, dated the Closing Date, in the form previously agreed to by the Sellers and the Purchaser, with respect to the financial and statistical information contained in the final Prospectus Supplement dated June 6, 2008 and with respect to such other information as may be agreed in the form of the letter.

SECTION 6.08.

Waivers.  No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or any Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.09.

Notices.  All demands, notices and communications under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested or delivered by overnight courier, and shall be deemed to have been duly given upon receipt (a) in the case of FCC and Franklin SPE, to 47 West 200 South, Suite 500, Salt Lake City, Utah 84101, Attention: Harold E. Miller, Jr., with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403, (b) in the case of the Purchaser, to 47 West 200 South, Suite 500, Salt Lake City, Utah 84101, Attention: Harold E. Miller, Jr., with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403, (c) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007; (d) in the case of Standard & Poor’s, to Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department, or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 6.10.

Costs and Expenses.  Each Seller will pay all expenses incidental to the performance of its obligations under this Agreement and each Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser’s right, title and interest in and to the Receivables and the enforcement of any obligation of that Seller hereunder.

SECTION 6.11.

Representations of the Sellers and the Purchaser.  The respective agreements, representations, warranties and other statements by the Sellers and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.03.

SECTION 6.12.

Confidential Information.  The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors under the Receivables, except in connection with the enforcement of the Purchaser’s rights hereunder, under the Sale and Servicing Agreement or as required by any of the foregoing or by law.

SECTION 6.13.

Headings and Cross-References.  The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  References in this Agreement to Section names or numbers are to such Sections of this Agreement.

SECTION 6.14.

GOVERNING LAW.  THIS AGREEMENT AND THE ASSIGNMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.15.

Counterparts.  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 6.16.

Third Party Beneficiary.  Each of the Indenture Trustee, the Indenture Administrator and the Indenture Collateral Agent is an express third party beneficiary of this Agreement.

SECTION 6.17.

No Proceedings.  So long as this Agreement is in effect, and for one year and one day following its termination, each Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Purchaser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

FRANKLIN RECEIVABLES LLC,

as Purchaser

By:

FRANKLIN CAPITAL CORPORATION,

its managing member

By:

/s/ Harold E. Miller, Jr.

Name:

Harold E. Miller, Jr.

Title:

President and CEO

FRANKLIN CAPITAL CORPORATION,

as a Seller

By:

/s/ Harold E. Miller, Jr.

Name:

Harold E. Miller, Jr.

Title:

President and CEO

FRANKLIN SPE LLC,

as a Seller

By:

FRANKLIN CAPITAL CORPORATION,

its managing member

By:

/s/ Harold E. Miller, Jr.

Name:

Harold E. Miller, Jr.

Title:

President and CEO

SCHEDULE A
to Purchase Agreement

Schedule of  FCC Receivables

The following is a list of FCC Receivables on the Closing Date:
[Delivered to the Indenture Trustee at Closing]

SCHEDULE B
to Purchase Agreement

Schedule of  Franklin SPE Receivables

The following is a list of Franklin SPE Receivables on the Closing Date:
[Delivered to the Indenture Trustee at Closing]

SCHEDULE 1

to Purchase Agreement

Location of Receivable Files

Franklin Capital Corporation

47 West 200 South, Suite 500

Salt Lake City, Utah  84101

Downtown Self Storage

255 West 200 South

Salt Lake City, Utah  84101

EXHIBIT A

to Purchase Agreement

ASSIGNMENT

For value received, in accordance with the Purchase Agreement (the “Purchase Agreement”) dated as of May 1, 2008 among the undersigned, [Franklin Capital Corporation] [Franklin SPE LLC] and Franklin Receivables LLC (the “Purchaser”), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in and to (i) the [FCC] [Franklin SPE] Receivables, and all monies received thereunder on and after the Cutoff Date; (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the [FCC] [Franklin SPE] Receivables and any other interest of the Seller in such Financed Vehicles; (iii)  any proceeds with respect to the [FCC] [Franklin SPE] Receivables from claims on any physical damage, credit life or disability insurance policies relating to the Financed Vehicles or Obligors and any proceeds from the liquidation of the [FCC] [Franklin SPE] Receivables; (iv) any proceeds from any [FCC] [Franklin SPE] Receivables repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of a representation or warranty in the related Dealer Agreement; (v)  any extended warranty service contracts on the related Financed Vehicles; (vi) the related Receivables Files; and (vii) the proceeds of any and all of the foregoing.  The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the [FCC] [Franklin SPE] Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.  The undersigned acknowledges and agrees that the Purchaser may further assign the items enumerated in clauses (i) through (vii) above to Franklin Auto Trust 2008-A which may in turn assign its interests in the items in (i) through (vii) to Wilmington Trust Company, as indenture collateral agent (the “Indenture Collateral Agent”) for the benefit of the Issuer Secured Parties (as defined in the Indenture) and that the Indenture Collateral Agent will have the right to enforce any of the rights of the Purchaser under the Purchase Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of June 13, 2008.

[FRANKLIN SPE LLC]

[FRANKLIN CAPITAL CORPORATION]

By:  _____________________________
Name:
Title: